Exhibit 10.3 Execution Version COLLATERAL AGENT JOINDER AGREEMENT NO. 1, dated as of September 6, 2018 (this “Joinder Agreement”) to the INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT dated as of November 16, 2012 (the “Intercreditor Agreement”), among APX GROUP, INC., a Delaware corporation (the “Borrower”), GRANTORS party thereto, BANK OF AMERICA, N.A., as the Credit Agreement Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Agent, and each ADDITIONAL COLLATERAL AGENT from time to time party thereto. A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement. B. The Borrower proposes to issue or incur Additional First Lien Obligations and the Person identified in the signature pages hereto as the “Additional Collateral Agent” (the “Additional Collateral Agent”) will serve as the collateral agent, collateral trustee or a similar representative for the Additional Secured Parties. The Additional First Lien Obligations are be- ing designated as such by the Borrower in accordance with Article VII of the Intercreditor Agreement. C. The Additional Collateral Agent wishes to become a party to the Inter- creditor Agreement and to acquire and undertake, for itself and on behalf of the Additional Se- cured Parties, the rights and obligations of an “Additional Collateral Agent” thereunder. The Additional Collateral Agent is entering into this Joinder Agreement in accordance with the provi- sions of the Intercreditor Agreement in order to become an Additional Collateral Agent thereun- der. Accordingly, the Additional Collateral Agent and the Borrower agree as follows, for the benefit of the Additional Collateral Agent, the Borrower and each other party to the Inter- creditor Agreement: SECTION 1. Accession to the Intercreditor Agreement. The Additional Collat- eral Agent (a) hereby accedes and becomes a party to the Intercreditor Agreement as an Addi- tional Collateral Agent for the Additional Secured Parties from time to time in respect of the Ad- ditional First Lien Obligations, (b) agrees, for itself and on behalf of the Additional Secured Par- ties from time to time in respect of the Additional First Lien Obligations, to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of an Additional Collateral Agent under the Intercreditor Agreement. SECTION 2. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the signa- ture of the Additional Collateral Agent. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manu- ally signed counterpart of this Joinder Agreement.

SECTION 3. Benefit of Agreement. The agreements set forth herein or un- dertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement. SECTION 4. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 5. Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the re- maining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. SECTION 6. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Intercreditor Agreement. All communica- tions and notices hereunder to the Additional Collateral Agent shall be given to it at the address set forth under its signature hereto, which information supplements Section 9.01 of the Intercred- itor Agreement. SECTION 7. Expense Reimbursement. The Borrower agrees to reimburse each Collateral Agent for its reasonable and invoiced out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable and invoiced fees, other charges and disbursements of counsel for each Collateral Agent.

IN WITNESS WHEREOF, the Additional Collateral Agent and the Borrower have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written. BANK OF AMERICA N.A., as ADDITIONAL COLLATERAL AGENT for the ADDITIONAL SECURED PARTIES By: /s/ Don B. Pinzon Name: Don B. Pinzon Title: Vice President Address for notices: attention of: Telecopy: APX GROUP, INC. By: /s/ Dale R. Gerard Name: Dale R. Gerard Title: Senior Vice President of Finance & Treasurer

Acknowledged by: BANK OF AMERICA, N.A., as Credit Agreement Collateral Agent By: /s/ Don B. Pinzon Name: Don B. Pinzon Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Agent By: /s/ Sarah Vilhauer Name: Sarah Vilhauer Title: Banking Officer